   As filed with the Securities and Exchange Commission on November 12, 1998.


                       SECURITIES AND EXCHANGE COMMISSION

                              Washington, DC 20549

                                    FORM 8-K

                                 CURRENT REPORT



                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


                Date of Report (Date of earliest event reported)
                      November 12, 1998 (November 6, 1998)



                                  MEDAREX, INC.
             (Exact name of registrant as specified in its charter)


          New Jersey               0-19312                 22-2822175
(State of other jurisdiction     (Commission             (IRS Employer
      of incorporation)          File Number)          Identification No.)



              1545 Route 22 East, Annandale, New Jersey 08801-0953
                    (Address of Principal Executive Offices)

       Registrant's telephone number, including area code: (908) 713-6001


                                 Not Applicable
          (Former name or former address, if changed since last report)

                                  MEDAREX, INC.
                                TABLE OF CONTENTS
                                       FOR
                           CURRENT REPORT ON FORM 8-K



Item 5.     Other Events.................................................... 3

Item 7.     Financial Statements and Exhibits............................... 3

Signature   ................................................................ 4

     Item 5. Other Events.

     On November 6, 1998, Medarex, Inc., a New Jersey corporation ("Medarex") and Novartis Pharma AG, a Swiss corporation ("Novartis"), entered into a global licensing agreement (the "Agreement") pursuant to which Novartis obtained the rights to use Medarex's HuMAb-Mouse(TM) technology throughout the entire Novartis organization for an unlimited number of targets for up to ten (10) years.

     Initial expectations are that the HuMAb-Mouse(TM) technology access fees, license fees and milestone payments could exceed $50 million, exclusive of royalties. Novartis will make an initial payment of $2 million, in the form of an equity purchase of 511,509 shares of Medarex's Common Stock. An additional $1 million equity investment will be made on the first anniversary of the Agreement. A further $3 million in equity purchases may be made after the initial five year term of the Agreement.

     The press release with respect to this transaction is filed herewith as
Exhibit 99.1.

     This Current Report on Form 8-K contains "forward-looking statements" within the meaning of Section 27A of the Securities Act of 1933, as amended, and
Section 21E of the Securities Exchange Act of 1934, as amended, which represent Medarex's expectations or beliefs concerning future events. Forward-looking statements involve known and unknown risks and uncertainties and are indicated by words such as "anticipates", "expects", "believes", "plans", "could" and similar words and phrases. These risks and uncertainties include, but are not limited to, uncertainties regarding the receipt of future payments, the continuation of business partnerships, the progress of ongoing clinical trials, development of new business opportunities and other risks that may be detailed from time to time in Medarex's periodic reports and registration statements filed with the Securities and Exchange Commission.

     Item 7. Financial Statements and Exhibits.

     (c) Exhibits. The following material is filed as an exhibit to this Current Report on Form 8-K:

Exhibit
Number         Description of Exhibit


99.1           Press release dated November 9, 1998.

                                       3
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                                    SIGNATURE


     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                          MEDAREX, INC.
                                          Registrant


Date:   November 12, 1998                 By: /s/ Michael A.  Appelbaum
                                              -------------------------
                                              Michael A. Appelbaum
                                              Executive Vice President -
                                              Finance and Administration,
                                              Secretary, Treasurer and
                                              Chief Financial Officer

                                       4
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                                  EXHIBIT INDEX



 Exhibit                                                          Page
 Number                            Description                   Number

  99.1          Press release dated November 9, 1998.

                                       5